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Exhibit 10.1(b)

FIRST AMENDMENT

        THIS FIRST AMENDMENT (this "Amendment") dated as of November 29, 2004 is among Advance America, Cash Advance Centers, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

W I T N E S S E T H

        WHEREAS, a $265 million revolving credit facility has been extended to the Borrower pursuant that Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of July 16, 2004 among the Borrower, the Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent; and

        WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Defined Terms.    Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

        2.    Amendments.

          (a)   The following definitions are added to Section 1.1 of the Credit Agreement:

      "Special Purpose Subsidiary" means any Subsidiary which is acquired and/or formed solely for the purpose of holding the Specified Real Property, provided that if at any time any such Subsidiary engages in any business activity other than holding the Specified Real Property and activities incidental thereto, or owns any property other than the Specified Real Property and property related thereto, such Subsidiary shall no longer be deemed a "Special Purpose Subsidiary".

      "Specified Aircraft" means the 1985 Challenger 601 (Serial No. 3042) Aircraft and 1994 Lear 31-A (Serial No. 099) Aircraft.

      "Specified Real Property" means the real property located at 135 N. Church Street, Spartanburg, South Carolina 29306.

          (b)   The proviso in the definition of "Consolidated Capital Expenditures" in Section 1.1 of the Credit Agreement is amended to read as follows:

      provided, that Consolidated Capital Expenditures shall not include, for purposes hereof, (a) expenditures of proceeds of Divestitures in accordance with Section 3.3(b)(ii), (b) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group within six (6) months of receipt of such proceeds, (c) Capital Lease Obligations relating to the Borrower's headquarters in Spartanburg, South Carolina, (d) the purchase by the Borrower or any Subsidiary of the Capital Stock of Church & Commerce, LLC, and (e) the purchase by the Borrower or any Subsidiary of the Specified Aircraft or the Capital Stock of any Person that owns the Specified Aircraft.

          (c)   Clause (h) of the definition of "Permitted Liens" in Section 1.1 of the Credit Agreement is amended to read as follows:

      (h)    Liens securing mortgage Indebtedness permitted under Section 8.1(i), provided that such Liens attach only to the Specified Real Property; and Liens securing purchase money and sale/leaseback Indebtedness (including Capital Leases) permitted under Sections 8.1(b), 8.1(c) and 8.1(i); provided that such Liens attach only to the Property financed or leased and such Liens attach thereto concurrently with or within 90 days after the acquisition or construction thereof in connection with the purchase money transactions and within 30 days after the closing of any sale/leaseback transaction;

          (d)   In Section 2.2(a)(ii), the proviso in the last sentence that read ", provided that the maturity date shall not be later than the date thirty (30) days after the date of the borrowing thereof" is deleted.

          (e)   In Section 2.4(b), the parenthetical "(such maturity date shall not be later than the date thirty (30) days after the date of the borrowing thereof)" is deleted.

          (f)    The following sentence is added to the end of clause (a) of Section 7.11:

      Notwithstanding the foregoing, any Subsidiary that is a Special Purpose Subsidiary shall not be required to comply with clauses (i) and (ii) of this Section 7.11(a), provided that (A) the Credit Parties shall, within thirty (30) days after the acquisition and/or formation of such Subsidiary, deliver certificates representing the Capital Stock of such Subsidiary and related pledge agreements or pledge joinder agreements evidencing the pledge of all of the Capital Stock of such Subsidiary, together with undated transfer powers executed in blank, and (B) if at any time such Subsidiary is not deemed a Special Purpose Subsidiary, shall within thirty (30) days thereof become a Guarantor by complying with clauses (i) and (ii) of this Section 7.11(a).

          (g)   In Section 8.1, clauses (i) and (j) are renumbered as clauses (j) and (k) and a new clause (i) is added thereto to read as follows:

      (i)
      mortgage Indebtedness of Church & Commerce, LLC incurred to purchase the Specified Real Property in an aggregate principal not to exceed $6,600,000 and renewals, refinancings and extensions thereof, provided that any such renewal, refinancing or extension shall not increase the principal amount of such Indebtedness outstanding at the time of such renewal, refinancing or extension;

          (h)   The following sentence is added at the end of Section 8.1 of the Credit Agreement:

      Notwithstanding anything to the contrary in this Section 8.1 or otherwise, no Special Purpose Subsidiary shall contract, create, incur, assume or permit to exist any Indebtedness other than the mortgage Indebtedness permitted under Section 8.1(i).

        3.    Consents.    The Required Lenders agree that for purposes of calculating the cash consideration payable in respect of Acquisitions for purposes of Section 8.4(a), the cash consideration paid by the Borrower (and Indebtedness assumed) in connection with the acquisition of Church & Commerce, LLC and the acquisition of the Specified Aircraft shall be excluded from such calculation.

        4.    Covenant of the Borrower.    The Loan Parties covenant and agree that within sixty (60) days of the Borrower or any Subsidiary acquiring the Specified Aircraft or the Capital Stock of a Person that owns one or more of the Specified Aircraft, the Loan Parties shall (a) cause the Specified Aircraft to be subject to first priority, perfected Liens in favor of the Administrative Agent to secure the Obligations pursuant to security documents in form and substance reasonably acceptable to the Administrative Agent, subject in any case to Permitted Liens, and (b) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate Lien filings, certified resolutions and other organizational and authorizing documents, favorable opinions of counsel, all in form, content and scope reasonably satisfactory to the Administrative Agent.

        5.    Conditions Precedent.    This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

        6.    Reaffirmation of Representations and Warranties.    The Borrower and each Guarantor represents and warrants that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

        7.    Reaffirmation of Guaranty.    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Documents.

        8.    No Other Changes.    Except as modified hereby, all of the terms and provisions of the Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

        9.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        10.    Governing Law.    This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ADVANCE AMERICA, CASH ADVANCE CENTERS, INC., a Delaware corporation
By:
	Name:	John T. Egeland
	Title:	President
GUARANTORS:	AARC, INC., a Delaware corporation
By:
	Name:	Dan C. Breeden, Jr.
	Title:	President
ADVANCE AMERICA SERVICING OF ARKANSAS, INC., a Delaware corporation ADVANCE AMERICA SERVICING OF INDIANA, INC., a Delaware corporation ADVANCE AMERICA LEASING SERVICES, INC., a Delaware corporation
By:
	Name:	John T. Egeland
	Title:	President of each of the foregoing

AAIC, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF
COLUMBIA, INC., a Delaware corporation
By:
	Name:	William M. Webster IV
	Title:	President of each of the foregoing

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ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC.,
a Delaware corporation
By:
Name:	William M. Webster IV
Title:	President of each of the foregoing

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ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC.,
a Delaware corporation
ADVANCE AMERICA SERVICING OF GEORGIA, INC.,
a Delaware corporation
MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF COLORADO, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF INDIANA, LLC,
a Tennessee limited liability company
By:
Name:	William M. Webster IV
Title:	President of each of the foregoing

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MCKENZIE CHECK ADVANCE OF IOWA, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF KANSAS, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF MISSOURI, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OHIO, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OREGON, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC,
a Tennessee limited liability company
NCAS OF DELAWARE, LLC,
a Delaware limited liability company
NCAS OF NEW JERSEY, LLC,
a Delaware limited liability company
By:
Name:	William M. Webster IV
Title:	President of each of the foregoing
ADVANCE AMERICA MONEY.COM, INC., a Delaware corporation
By:
Name:
Title:

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ADVANCE AMERICA SERVICING OF TEXAS, L.P., a Texas limited partnership
By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation and its general partner
By:
	Name:	William M. Webster IV
	Title:	President

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:
LENDERS:	BANK OF AMERICA, N.A., as a Lender
By:
	Name:	Scott K. Mitchell
	Title:	Senior Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
US BANK NATIONAL ASSOCIATION
By:
Name:
Title:
WELLS FARGO BANK, N.A.
By:
Name:
Title:
NATIONAL CITY BANK OF PENNSYLVANIA
By:
Name:
Title:
NATIONAL BANK OF SOUTH CAROLINA
By:
Name:
Title:
CAROLINA FIRST BANK
By:
Name:
Title:

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:
Name:
Title:
BRANCH BANKING AND TRUST COMPANY
By:
Name:
Title:
TEXAS CAPITAL BANK, NA
By:
Name:
Title:

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  Exhibit 10.1(b)
FIRST AMENDMENT
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